SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)

Check the appropriate box:

[ ]   Preliminary Information Statement

[ ] Confidential, for Use of the the Commission Only (as permitted by Rule 14c-5(d)(2))

[x]   Definitive Information Statement

                            BrandPartners Group, Inc.
                  --------------------------------------------
                  (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies: Common
      Stock

2)    Aggregate number of securities to which transaction applies: N/A

3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
      calculated and state how it was determined):     N/A

4)    Proposed maximum aggregate value of transaction: N/A

5)    Total fee paid:                                  N/A

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:                          N/A

2)    Form, Schedule or Registration Statement No.:    N/A

3)    Filing Party:                                    N/A

4)    Date Filed:                                      N/A

                            BrandPartners Group, Inc,
                                 10 Main Street
                               Rochester, NH 03839

--------------------------------------------------------------------------------
                AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 28, 2004
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BrandPartners Group, Inc. ("" or the "Company"), will be held on June 28, 2004 at 1:00 p.m. at the offices of the Company, 10 Main Street Rochester, New Hampshire, for the following purposes:

      1. To elect three (3) Directors, to serve until their respective successors shall be elected and shall qualify;

      2. To ratify the selection of independent public accountants for the fiscal year ending December 31, 2004;

      3.    To ratify the BrandPartners 2004 Stock Incentive Plan; and

      4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Pursuant to the By-Laws, the Board of Directors has fixed the close of business on May 20, 2004, as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. The transfer books of the Company will not be closed.

      So far as Management is, at present, aware, no business will come before the Annual Meeting other than the matters as set forth above.

                        WE ARE NOT ASKING YOU FOR A PROXY
                   AND YOU ARE REQUESTING NOT TO SEND A PROXY.

Dated: Rochester, New Hampshire
       May 25, 2004

                                              By Order of the Board of Directors

                                              /s/ J. Weldon Chitwood
                                              -----------------------------
                                              J. Weldon Chitwood, Secretary

               DEFINITIVE INFORMATION STATEMENT (Amendment No. 1)

                            BrandPartners Group, Inc.
                                 10 Main Street
                               Rochester, NH 03839

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON June 28, 2004

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        NOT REQUESTED TO SEND US A PROXY.

      PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of the Corporation for the Fiscal Year ended December 31, 2003, will be held on June 28, 2004 at 1:00 p.m., at the offices of the Company, 10 Main Street, Rochester, New Hampshire 03839.

      Shareholders of Record as of May 20, 2004 will be entitled to receive Notice and vote at the Meeting. It is anticipated that this Information Statement will be first mailed to the Company's stockholders, on or before June 1, 2004 in conjunction with the Company's Annual Report on Form 10-K. As of the Record Date, there were a total of 31,168,993 shares of the Company's Common Stock outstanding with approximately 172 security holders of record. The Company's 2003 Annual Report to its stockholders on Form 10-K is also enclosed and should be read in conjunction with the materials set forth herein.

      The expenses incidental to the preparation and mailing of this Information Statement are being paid by the Company.

      Abstentions and broker non-notes will be counted towards determining whether a quorum is present.

      The holders of common stock are entitled to elect a majority of the Board of Directors.

      The principal executive offices of the Company are located at 10 Main Street, Rochester, New Hampshire 03839. The telephone number is (800) 732-3999

      This Information Statement contains information related to certain corporate actions of BrandPartners Group, Inc., a Delaware corporation (the "Company"), and is expected to be mailed to shareholders on or about June 1, 2004.

                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders. Shareholders holding a majority of the Company's outstanding common stock are expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place June 28, 2004, consisting of the election of three (3) members to the Company's Board of Directors; ratification of the Company's independent public accountants; and ratification of the Company's 2004 Stock Incentive Plan.

WHO IS ENTITLED TO NOTICE?

Each holder of an outstanding share of common stock of record on the close of business on the Record Date, May 20, 2004, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that hold in excess of fifty percent (50%) of the Company's 31,168,993 outstanding shares of common stock have indicated that they will vote in favor of the Proposals. No action by the minority shareholders in connection with the Proposals is required.

WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?

Shareholders holding a majority of the outstanding stock have indicated that they will vote for the following matters:

o FOR the approval of the slate of directors as proposed by the Board of Directors. (see page 3).

o FOR the ratification of Goldstein and Morris Certified Public Accountants as the Company's independent auditors for the current fiscal year. (see page 13).

o FOR the ratification of the Company's 2004 Stock Incentive Plan. (see page
14).

PROPOSAL 1: ELECTION OF DIRECTORS

      There are currently three members of the Company's Board of Directors. Upon the reincorporation of the Company in Delaware on August 20, 2001, the Company's new certificate of incorporation and by-laws established a classified Board of Directors. The members of the Board were divided into three classes, denominated Class I, Class II and Class III, with the directors in each such class holding office following the initial classification for terms of one, two and three years. Thereafter, the successors to each class of directors are to be elected for three year terms.

      On October 1, 2003, Edward T. Stolarski, our former Chairman and Chief Executive Officer, resigned as a member of the Board of Directors, effective immediately, and as Chief Executive Officer of the Company, effective on October 10, 2003. In addition, on October 6, 2003, Kenneth Csaplar resigned from the Board, and on October 7, 2003 Chet Borgida and Anthony van Daalen resigned from the Board. All of the resignations were without any dispute or disagreement with the Company and/or the practices of management. On October 15, 2003 our one remaining director Richard Levy appointed Anthony J. Cataldo and J. Weldon Chitwood to the Board of Directors. Mr. Cataldo was appointed Non-executive Chairman of the Board and Mr. Chitwood was appointed Corporate Secretary.

NOMINEE FOR DIRECTOR WHOSE TERM EXPIRES IN 2007

      At the Annual Meeting of Stockholders of the Company to be held June 28, 2004, one Class I director will be elected. The Board of Directors has proposed Anthony J. Cataldo, who has consented to serve. Mr. Cataldo, will serve for a three year term and until his successor is elected and qualified or until his earlier resignation or removal. Mr. Cataldo currently serves as Non-executive Chairman.

NOMINEE FOR DIRECTOR WHOSE TERM EXPIRES IN 2006

      At the Annual Meeting of Stockholders of the Company to be held June 28, 2004, one Class II director will be elected. The Board of Directors has proposed James F. Brooks, who has consented to serve. Mr. Brooks, will serve for a two year term and until his successor is elected and qualified or until his earlier resignation or removal. Mr. Brooks is the Company's Chief Executive Officer.

NOMINEE FOR DIRECTOR WHOSE TERM EXPIRES IN 2005

      At the Annual Meeting of Stockholders of the Company to be held June 28, 2004, one Class III director will be elected. The Board of Directors has proposed J. Weldon Chitwood, who has consented to serve. Mr. Chitwood, will serve for a one year term and until his successor is elected and qualified or until his earlier resignation or removal. Mr. Chitwood currently serves as a Director and as Corporate Secretary.

DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

      Our executive officers, directors and director nominees and their ages are as follows:

                                                                      Term
      Name                   Age            Position               Expiration
      ----                   ---            --------               ----------

      Anthony J. Cataldo     53        Chairman of the Board             *
      Richard Levy           69        Director                       2005
      J. Weldon Chitwood     39        Corporate Secretary
                                         and Director                    *
      James F. Brooks        41        Chief Executive Officer,
                                         Director Nominee                *
      Suzanne Verrill        57        Chief Financial Officer         n/a

      * Due to the appointment of Messrs. Cataldo and Chitwood in October 2003 to fill the unexpired terms of directors that have resigned, Mr. Cataldo will be standing for election at the Company's annual meeting for a three
      (3) year term as a Class I director and Mr. Chitwood will be standing for election for a one (1) year term as a Class III director. Mr. Brooks as a director nominee will be standing for election for a two year term as a Class II director.

      Set forth below is information relating to the business experience of each of the directors and executive officers of the Company.

Anthony J. Cataldo was appointed Non-executive Chairman in October 2003. Mr. Cataldo has held management positions with a number of emerging growth and publicly traded companies. He currently serves as Executive Chairman of Calypte Biomedical Corporation a publicly traded biotechnology company involved in development and sale of urine based HIV-1 screening test from May 2002 through the present. Mr. Cataldo has also served as the Chief Executive Officer and Chairman of the Board of Directors of Miracle Entertainment, Inc., a Canadian film production company, from May 1999 through May 2002 where he was the executive producer or producer of several motion pictures. From August 1995 to December 1998, Mr. Cataldo served as President and Chairman of the Board of Senetek, PLC, a publicly traded biotechnology company involved in age-related therapies. From 1990 to 1995, Mr. Cataldo held various positions including Chairman and Chief Executive Officer with Management Technologies, Inc., a manufacturer and seller of trading system and banking software systems. He has also held the position of Executive Vice President of Hogan Systems, a banking software manufacturer and retailer. Mr. Cataldo has also served as President of Internet Systems, a pioneer in the Internet banking arena. Mr. Cataldo served in the United States Air Force from 1969 to 1973.

Richard Levy has been a director of the Company since April 1994 and was Secretary of the Company from 1994 through August 2001. Since October 2000, Mr. Levy has been a Senior Managing Director of Insignia/ESG, a real estate management and brokerage firm. From March 1998 to October 2000, Mr. Levy was a Senior Vice President of Tishman Real Estate Services, a real estate consulting and brokerage firm. Until March 1998, Mr. Levy was a Senior Director of Cushman & Wakefield, Inc., a real estate consulting and brokerage firm, and was employed by such firm for almost 40 years.

J. Weldon Chitwood is currently a managing partner of Redwood Grove Capital Management an institutional investor based in San Francisco and New York and has served as managing partner since July 1, 2003. Prior to his service with Redwood Grove Capital Management, Mr. Chitwood spent sixteen years with Shaw Industries preceding its acquisition by Berkshire Hathaway in January 2001. While with Shaw Industries, Mr. Chitwood was responsible for the turn around of five different businesses in wholesale, international and commercial contracting. Mr. Chitwood attended the University of Georgia and obtained a degree in Economics.

James F. Brooks joined the Company's operating subsidiary, Willey Brothers, as Chief Operating Officer in June 2002. He was elected Interim President of the Company in September 2003 and appointed Chief Executive Officer in October 2003. Mr. Brooks has held senior management positions with subsidiaries of major international corporations and start-up companies. Prior to June 2002, Mr. Brooks was a consultant with Getzler & Co., a national management and financial consulting firm specializing in corporate turnaround and restructuring. In 2000 through March 2001, he was a Senior Vice President of Cityspree, Inc., an offline and online start-up company that offered local businesses an innovative, barter-based marketing model via gift certificate auctions on Ebay and other auction-oriented web sites. From 1998 to 1999, Mr. Brooks served as the Vice President, North and South America, of acquisitions and development for Swissotel, a subsidiary of Swissair. From 1996-1997, Mr. Brooks was a co-founder of Sorbak, Inc., a wholesale and retail franchisee of a national chain focused on ergonomic and back care products. From 1989 to 1995, Mr. Brooks served as Vice President, North America, of acquisitions, development, and asset management for Meridien Hotels, a subsidiary of Air France. Mr. Brooks graduated with a B.A., cum laude, in 1984 from Connecticut College, and a M.B.A from Harvard Business School in 1989.

Certain Relationships and Related Transactions

      On October 8, 2003, Mr. Anthony J. Cataldo entered into a consulting agreement with us whereby he would receive monthly compensation of $30,000 and was issued 1,500,000 options to purchase common stock of the Company at an exercise price of $0.20 per share and 1,500,000 options to purchase common stock of the Company at an exercise price of $0.30 per share. The fair market value of our common stock at the time of the grant was $0.18. Subsequently on October 15, 2003, Mr. Cataldo was appointed Chairman of our Board of Directors.

      On January 20, 2004 we entered into an amended settlement agreement with James M. Willey, individually and as trustee of the James M. Willey Trust - 1995 and Thomas P. Willey, individually and as trustee of The Thomas P. Willey Revocable Trust of 1998, former shareholders of our wholly owned subsidiary Willey Brothers. Under the terms of the agreement, $7,500,000 in term notes in favor of the former Willey Brothers shareholders were exchanged, cancelled and forgiven concurrently with the execution of the agreement and the issuance of new subordinated promissory notes totaling $2,000,000 in the aggregate, bearing an annual rate of interest of 5.75%. With the execution of the settlement agreement, we paid $1,000,000 in the aggregate toward the satisfaction of the subordinated notes. Pursuant to the settlement agreement we also made a payment of $500,000 on April 15, 2004. The agreement further provides for a final payment of $500,000 in the aggregate on or before July 15, 2004 to the holders of the subordinated notes. The parties to the settlement agreement also exchanged general releases in favor of each other. The releases are being held in escrow pending satisfaction of the subordinated notes. However, at any time during the term of the agreement, if both holders of the notes concurrently agree to release and discharge the previously issued 24 month notes also held in escrow in accordance with the settlement agreement, the releases in favor of the respective shareholders/subordinated note holders will be issued to them from escrow. The release in our favor will only be released from escrow upon satisfaction of the remaining obligations under the subordinated notes.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of any class of its equity securities registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

      The Company believes, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, that all filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with during the year 2003, except that late Form 3s were filed for Messrs. Cataldo and Chitwood.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the fiscal year ended December 31, 2003, the Board of Directors met 17 times, with incumbent director attending at least 75% of all Board meetings. Additionally, during the fiscal year ended December 31, 2004, the Company's Audit Committee met four times and its Compensation Committee met twice. Due to the resignations and recent appointment of new directors as discussed above, the Company presently is in the process of reconstituting its audit and compensation committees and is forming a nominating committee.

Audit Committee

      The role of the Audit Committee (the "Committee") is to assist the Board in its oversight of the Company's financial reporting process. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board on August 9, 2000. The Board of Directors has proposed amendment to the Audit Committee charter which is annexed hereto as Annex A.

      Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Committee reviewed the Company's quarterly financial reports and regulatory issues facing the Company. Subsequent to the resignation of Board and Committee members and the appointment of new Board members in October 2003, members of the Board of Directors as presently constituted and executive officers met and held discussions with Goldstein Golub Kessler LLP ("GGK"), the Company's former independent auditors as well as with Goldstein and Morris Certified Public Accountants ("Goldstein and Morris"), the Company's present independent auditors. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board reviewed and discussed the consolidated financial statements with management and with Goldstein and Morris. The Board also discussed with Goldstein and Morris the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

      In addition, the Board discussed with Goldstein and Morris their independence from the Company and its management, and Goldstein and Morris provided the Company the written disclosures and letter required from the independent auditors by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      The Board discussed with Goldstein and Morris the overall scope and plans for their audit. The Board met with Goldstein and Morris, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      Members of the Board are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Board rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's/Board's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's/Board's reviews and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

Change of Auditors

      On February 18, 2004, the Company dismissed Goldstein Golub Kessler LLP ("GGK") as its certifying accountants. The decision to dismiss GGK was approved by the Company's Board of Directors.

      GGK was previously appointed as the Company's certifying accountants on April 16, 2003 and as such no audit reports have been issued on the Company's financial statements. During the interim period in which GGK served as the Company's certifying accountants there were no disagreement(s) with GGK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of such disagreement(s) in connection with its audit report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

      On February 18, 2004, upon approval of the Board of Directors, the Company engaged Goldstein and Morris Certified Public Accountants, PC ("Goldstein and Morris") to audit the consolidated financial statements of the Company for the year ended December 31, 2003. During the Company's two most recent fiscal years and through February 18, 2004, the Company has not consulted with Goldstein and Morris regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

      The Board has appointed, subject to stockholder ratification, Goldstein and Morris as the Company's independent auditors for the fiscal year ending December 31, 2004.

      On April 16, 2003 the Company dismissed Grant Thornton LLP and as discussed above appointed GGK as its certifying accountants for the year ending December 31, 2003. This change was recommended and approved by the Audit Committee of the Company's Board of Directors.

      Neither of Grant Thornton's reports on the Company's financial statements for the years ending December 31, 2001 or 2002 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the years ending December 31, 2001 and 2002 and the subsequent interim period through April 16, 2003, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Compensation Committee

      The Compensation Committee reviews the Company's compensation policies and practices, develops recommendations with respect to compensation for the Company's senior executives and administers the Company's Incentive Compensation and Stock Incentive Plans.

Nominating Committee

      The Board of Directors currently serves as the Nominating Committee. The Nominating Committee currently does not have a charter. The committee is intended to assist in the oversight of the Company's corporate governance matters, including the determination of the independent status of current and prospective Board members, periodic evaluation of the Board of Directors, its committees and individual directors, and the identification and selection of director nominees.

      The Nominating Committee will consider stockholder suggestions for nominees for director other than self-nominating suggestions. Suggestions may be submitted to the Secretary of the Company at the Company's administrative offices. The Committee will consider suggestions received by the Secretary's office prior to December 31 at a meeting the following year, preceding the mailing of proxy material to stockholders.


REMUNERATION OF NON-MANAGEMENT DIRECTORS

      Our Chairman Anthony J. Cataldo, is compensated at a rate of $30,000 a month. On October 8, 2003, Mr. Cataldo who was then serving as a consultant, was issued 1,500,000 options to purchase common stock of the Company at an exercise price of $0.20 per share and 1,500,000 options to purchase common stock of the Company at an exercise price of $0.30 per share. The fair market value of our common stock at the time of the grant was $0.18.

      On October 15, 2003, Messrs. Levy and Chitwood each Directors of the Company were each granted 400,000 options to purchase common stock of the Company at an exercise price of $0.30 per share, the market price on the date of grant was $0.40. All options granted to Messrs. Cataldo, Levy and Chitwood have a five year term and are exercisable as of the date of grant.

Mr. Weldon Chitwood who is our Corporate Secretary and a current Director received monthly compensation of $5,000 for a period of six months from October 2003 though March 2004 pursuant to the terms of an agreement.

SIGNIFICANT EMPLOYEES WHO ARE NOT DIRECTORS OR DIRECTOR NOMINEES

      Suzanne Verrill was appointed Chief Financial Officer of the Company as of April 26, 2004. Ms. Verrill also serves as the Chief Financial Officer of BrandPartners wholly owned subsidiary Willey Brothers, Inc. and has served as Chief Financial Officer since January 1, 2004. She has served as Controller since January 1, 1998. Ms. Verrill has over 20 years of experience in finance and has worked for such companies as Digital Equipment and WPI Termiflex. She has a Bachelor's in Accounting from Southern New Hampshire University and an MBA from the Whittemore School of Business.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Executive Compensation

      The following Summary Compensation Table shows, for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, the compensation awarded to, earned by or paid to the Company's current and former Chief Executive Officers, the only individuals for whom such information is required:

-----------------------------------------------------------------------------------------------------------------
                                                                                Long Term
-----------------------------------------------------------------------------------------------------------------
                                                Annual Compensation
-----------------------------------------------------------------------------------------------------------------
                                                                                     Awards           All Other
                                                       Salary       Bonus           Options         Compensation
-----------------------------------------------------------------------------------------------------------------
  Name and Principal Position               Year         $            $                $                   $
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
James F. Brooks(1)                          2003      239,616     100,000(2)      1,275,000(3)

-----------------------------------------------------------------------------------------------------------------
Edward T. Stolarski(4)                      2003      224,000     197,500           400,000(5)          32,000(6)
   Chairman of the Board,
   Chief Executive Officer and              2002      250,000     350,000(7)        150,000(8)            --
   Secretary
                                            2001      250,000     575,000(9)           --              184,125(10)

-----------------------------------------------------------------------------------------------------------------
Jeffrey S. Silverman(11)                    2002      265,000        --           1,500,000(12)         94,837(13)
   Chairman of the Board and
   Chief Executive Officer                  2001        --           --                --                 --
-----------------------------------------------------------------------------------------------------------------

(1) Mr. Brooks was appointed Chief Executive Officer in October 2003 and serves in that capacity pursuant to the terms of an employment agreement. The term of the employment agreement is through October 14, 2004. Mr. Brooks also serves as Chief Executive Officer of the Company's wholly-owned subsidiary Willey Brothers, Inc.

(2) Accrued Bonus.

(3) Includes options to purchase 500,000 shares of common stock of the Company at an exercise price of $.20 per share and options to purchase 500,000 shares of the common stock of the Company at an exercise price of $.30 per share. All options are vested as of November 10, 2003 and are exercisable for a period of five (5) years subject to the terms of Mr. Brooks' employment agreement. Also includes options to purchase 100,000 shares of common stock of the Company at an exercise price of $0.15 per share and options to purchase 175,000 shares of common stock of the Company at an exercise price of $0.26 per share.

(4) Mr. Stolarski was elected Chief Executive Officer in September 2002 and Chairman of the Board in October 2002. He joined the Company as Executive Vice President on May 15, 2000, was elected to the Board of Directors in May 2000 and served as Chief Financial Officer from June 2000 until March 2003. Mr. Stolarski resigned as Chairman and as an executive officer of the Company in October 2003.

(5) On March 25, 2003, the Company granted to Mr. Stolarski options to purchase 400,000 shares of common stock of the Company at an exercise price of $0.15 per share, the market price of the Company's common stock on the day of grant. The options expire March 25, 2008 and are exercisable as follows: (i) 200,000 options exercisable on or after the date of grant; and (ii) 200,000 on or after January 1, 2004.

(6) Includes automobile allowance.

(7) Includes a guaranteed minimum bonus of $112,500 for the contract year beginning May 15, 2002 and ending May 14, 2003 and the contract year beginning May 15, 2003 and ending September 14, 2003 and an incentive bonus of $85,000. Also includes a guaranteed minimum bonus of $150,000 with respect to the contract year beginning May 15, 2001 and ending May 14, 2002, and a performance based bonus of $100,000 for the successful completion of a private placement of common stock and warrants in February 2002, each paid pursuant to Mr. Stolarski's employment agreement. Also includes $100,000 of the $150,000 guaranteed minimum bonus payable pursuant to Mr. Stolarski's employment agreement with respect to the contract year beginning May 15, 2002 and ending May 14, 2003.

(8) On March 26, 2002 the Company granted to Mr. Stolarski options to purchase 150,000 shares of common stock of the Company, at an exercise price of $1.07 per share, the market price of the Company's common stock on the date of grant. The options expire on March 25, 2007, and are exercisable as follows: 50,000 on or after the date of the grant; 50,000 on or after January 1, 2003; and 50,000 on or after January 1, 2004.

(9) Includes performance based bonuses of cash and stock (such stock reflecting the fair market value on the date of issuance) paid pursuant to Mr. Stolarski's employment agreement for the successful completion of the acquisition of, and financing for, Willey Brothers in January 2001 and the securing of $5,000,000 in mezzanine financing for Willey Brothers in October 2001.

(10) On April 26, 2000, as an inducement to join the Company, the Company granted to Mr. Stolarski options to purchase an aggregate of 400,000 shares of common stock of the Company at an exercise price of $6.38 per share, the market price of the Company's common stock on the date of grant. The options expire on April 26, 2005, and became exercisable as follows: 100,000 on or after the date of grant; 150,000 on or after April 27, 2001; and 150,000 on or after April 27, 2002.

(11) Mr. Silverman was elected to the Board of Directors in November 1999 and served as Chairman and Chief Executive Officer from January 2000 until his death in September 2002.

(12) On March 26, 2002 the Company granted to Mr. Silverman options to purchase 1,500,000 shares of common stock of the Company, at an exercise price of $1.07 per share, the market price of the Company's common stock on the date of grant. The options expire on March 25, 2007, and are exercisable as follows: 500,000 on or after the date of the grant; 500,000 on or after January 1, 2003; and 500,000 on or after January 1, 2004.

(13) Represents payment of $63,587 in respect of premiums for Mr. Silverman's personal life insurance policy and $31,250 paid on behalf of Mr. Silverman in respect of personal tax and accounting services.

Employment Contracts and Termination of Employment and Change-In-Control Agreements

      On November 10, 2003, we entered into an employment agreement with James
F. Brooks, pursuant to which Mr. Brooks agreed to serve as Chief Executive Officer of the Company for a term of one year commencing retroactive to October 15, 2003 and ending October 14, 2004. Pursuant to the employment agreement, we have agreed to pay Mr. Brooks a salary of $300,000 per annum. He was also awarded options to purchase 500,000 shares of common stock at $.20 per share and options to purchase 500,000 shares of common stock at $.30 per share with all options vesting upon the date of grant. The options are exercisable for a period of five years from the effective date of Mr. Brooks' employment agreement.

      On April 26, 2000, we entered into an employment agreement with Edward T. Stolarski pursuant to which Mr. Stolarski agreed to serve as an Executive Vice President of the Company for a two-year term commencing on May 15, 2000 and ending on May 14, 2002. Under the provisions of the agreement, the term was automatically extended for successive one year periods unless either the Company or Mr. Stolarski provided notice of its or his election not to so extend the term at least ninety days prior to expiration of the then current term. In September 2002 Mr. Stolarski was elected Chief Executive Officer of the Company. Pursuant to the employment agreement, the Company agreed to pay Mr. Stolarski a salary of $250,000 per annum. He was eligible to receive an annual cash bonus based upon performance with a guaranteed minimum bonus of $150,000 per annum, as determined by the Company's Board of Directors. In addition, Mr. Stolarski was entitled to receive incentive performance payments, payable at the discretion of the Company in either cash or common stock of the Company, upon the closing of any equity or debt (not including debt refinancing) raised by the Company or any of its subsidiaries, provided Mr. Stolarski participated in structuring and closing the transaction, in accordance with the following formula: between $2.5 million and $5 million, a total of $100,000; and, above $5 million, 5% of the total equity or debt raised, net of reasonable and customary expenses. In the event that Mr. Stolarski had elected to terminate his employment with the Company following a change of control, the Company had agreed to pay to Mr. Stolarski, in one lump sum payment, an amount equal to his salary, minimum guaranteed bonus and lost benefits through the remainder of the then term of the agreement. Mr. Stolarski voluntarily terminated his employment agreement in October 2003. There was no change of control of the Company at the time of Mr. Stolarski's resignation.

STOCK OPTIONS

      The following table contains information concerning the grant of stock options during 2003 to each of the Company's executives listed in the Summary Compensation Table above receiving stock options during such period.

      No matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will depend on the market value of the Company's common stock at a future date. If the price of the Company's common stock increases, all stockholders will benefit commensurably with the optionees. The stock options will have no value to the executives named above or other optionees if the price of the Company's common stock does not increase above the exercise price of the option.

Option Grants in Last Fiscal Year

                                        Number of
                                       Securities          % of Total
                                       Underlying        Options Granted     Exercise or
                                    Options Granted       to Employees        Base Price        Expiration
      Name                               (#)             in Fiscal Year         ($/Sh)              Date
      ----                          ---------------     ---------------      -----------        ----------
      James F. Brooks                   50,000                2.1%               $0.76            6/2/2010
                                       100,000                1.2%               $0.15           3/25/2008
                                       175,000                2.2%               $0.26           10/1/2008
                                       500,000                6.1%               $0.20           10/8/2008
                                       500,000                6.1%               $0.30           10/8/2008

      Edward T. Stolarski              400,000                4.9%               $0.15           3/25/2008

OPTION EXERCISES AND HOLDINGS

      The following table sets forth information with respect to the Company's executives listed in the Summary Compensation Table above concerning the number of unexercised options and the value of unexercised options held by such executives as of the end of 2003. No options were exercised by such executives during 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                           Number of Securities               Value of In-the-Money
                                          Underlying Unexercised               Unexercised Options
                                            Options at FY-End                      at FY-End($)
                                     --------------------------------     -------------------------------
      Name                           Exercisable        Unexercisable     Exercisable       Unexercisable
      ----                           -----------        -------------     -----------       -------------
      James F. Brooks                 1,097,500            227,500            $412,375         $80,375
      Edward T. Stolarski               700,000            250,000             $96,000         $96,000

      Of the 1,097,500 options exercisable by Mr. Brooks, 10,000 are at an exercise price of $0.76 per share, 87,500 are at an exercise price of $0.26 per share, 500,000 are at an exercise price of $0.20 per share and 500,000 are at an exercise price of $0.30 per share. Of the 700,000 options exercisable by Mr. Stolarski, 400,000 are at an exercise price of $6.38 per share and 100,000 are at an exercise price of $1.07 per share and 200,000 are at an exercise price of $0.15 per share.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information with respect to compensation plans under which the equity securities of the Company are authorized for issuance as of the end of 2003.

                                     Number of securities to be       Weighted average
                                      issued upon exercise of        exercise price of      Number of securities
                                        outstanding options,        outstanding options,    remaining available
Plan Category                           warrants and rights         warrants and rights     for future issuance
-------------                        --------------------------     -------------------     -------------------
                                                  (a)                        (b)                     (c)
Equity compensation plans                    8,539,918(1)                   $4.49                 1,310,082(2)
approved by security holders

Equity compensation plans not                8,294,045(3)                   $0.62                       N/A
approved by security holders

Total                                       16,833,963                      $2.58                 1,310,082

(1) Represents options granted under the 2001 Stock Incentive Plan and under certain other individual compensation arrangements as of December 31, 2003.

(2) Represents options remaining for issuance under the 2001 Stock Incentive
Plan.

(3) Represents: an aggregate of 275,000 ten year warrants exercisable at $1.00 per share granted on September 16, 1996 to four officers and directors of the Company and its then subsidiary, Michaelson Kelbick Partners, Inc. ("MKP"); an aggregate of 8,500 ten year warrants exercisable at $1.00 per share granted on September 16, 1996 to two employees of MKP; an aggregate of 100,000 warrants exercisable until November 30, 2004 at $0.50 per share granted on December 29, 1997 to two officers and directors of the Company and MKP; an aggregate of 550,000 warrants exercisable until November 30, 2004 at $0.50 per share granted on October 21, 1998 to five officers and directors of the Company and MKP; 100,000 five year options, exercisable at $6.06 per share, granted on December 1, 1999 to the Company's landlord in consideration of entering into a renewal lease for the premises located at 777 Third Avenue, New York, NY; 50,000 eight year options, exercisable 25% per year cumulatively at $7.00 per share, granted on July 3, 2000 to a consultant of the Company; 300,000 five year options, exercisable at $2.75 per share, granted on November 28, 2000 to a law firm providing services to the Company; an aggregate of 7,000 five year options, exercisable at $4.63 per share, granted on January 11, 2001 to seven employees of Willey Brothers; an aggregate of 54,000 five year options, exercisable 20% per year cumulatively at a price of $2.25 per share, granted on March 7, 2001 to nine employees of Willey Brothers; 100,000 five year options, exercisable at $2.03 per share, granted on July 3, 2001 to a consultant of the Company; 300,000 three year options, exercisable at $2.03 per share, granted on July 3, 2001 to a consultant of the Company; and 24,545 five year options, exercisable beginning December 3, 2002 at a price of $1.10 per share, granted on December 3, 2001 to a consultant of the Company; 125,000 five year options, exercisable at $0.12 per share granted to a consultant on January 30,2003; 150,000 five year options, exercisable at $0.35 per share and 150,000 five year options exercisable at $0.45 per share granted in settlement of a lawsuit on May 12, 2003; 1,500,000 five year options, exercisable at $0.20 per share and 1,500,000 five year options exercisable at $0.30 per share granted to our current chairman while he was a consultant on October 8, 2003; 500,000 five year options exercisable at $0.20 per share and 500,000 five year options exercisable at $0.30 per share granted to our current chief executive officer effective as of October 8, 2003; an aggregate of 800,000 options to purchase shares of our common stock at $0.30 granted to two directors (400,000 options each) granted on October 15, 2003; 950,000 five year options to purchase shares of our common stock at $0.30 per share granted to three consultants to the Company as of October 8, 2003; and 250,000 five year options granted to a consultant to the Company to purchase shares of common stock as of December 19, 2003. All options and warrants became fully exercisable on the date of grant unless otherwise indicated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding ownership of the Company's common stock as of May 25, 2004 by (i) each person who is known to us to be the beneficial owner of more than 5% of the common stock of the Company, (ii) each of our directors, (iii) each of our executive officers, and
(iv) all directors and executive officers of the Company as a group. The following information is based in part upon data furnished by the persons indicated below.

                                                        Amount         Percent
                                                     Beneficially         of
      Name and Address of Beneficial Owner(1)          Owned(2)         Class
      ---------------------------------------        ------------       ------

      Ronald  Nash(3) ..............................  2,647,000          8.2%
      Estate of Jeffrey S. Silverman(4) ............  3,500,000         10.0%
      Robert S.  Trump(5) ..........................  4,455,422         12.3%
      Longview Fund LP .............................  1,666,667          5.0%
      Anthony J. Cataldo (6) .......................  3,000,000          8.7%
      J. Weldon Chitwood(7) ........................    400,000          1.3%
      James F. Brooks(8) ...........................  2,097,500          6.2%
      Richard  Levy(9) .............................    918,000          2.8%
      Suzanne Verrill(10) ..........................      2,198            0%
      All directors and executive officers
      as a group (5 persons) .......................  6,417,698         17.1%

(1) Unless otherwise indicated, the business address for each of such beneficial owners is c/o BrandPartners Group, Inc., 10 Main Street, Rochester, New Hampshire 03839.

(2) Directly and indirectly. The inclusion of securities owned by others as beneficially owned by the respective individuals does not constitute an admission that such individuals are the beneficial owners of such securities.

(3) Represents: (i) 647,000 shares of common stock; (ii) options to purchase 1,000,000 shares of common stock from the Company, exercisable until November 17, 2004 at $.43 per share; and (iii) options to purchase 1,000,000 shares of common stock from the Company, exercisable until January 10, 2005 at $14.50 per share. The business address for Mr. Nash is 501 Madison Avenue, Suite 501, New York, NY 10022.

(4) Represents: (i) options to purchase 1,000,000 shares of common stock from the Company, exercisable until November 17, 2004 at $.43 per share; (ii) options to purchase 1,000,000 shares of common stock from the Company, exercisable until January 10, 2005 at $14.50 per share; and (iii) options to purchase 1,500,000 shares of common stock from the Company, exercisable until March 25, 2007 at $1.07 per share. The business address for the Estate is c/o Steven M. Loeb, Esq., Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, NY 10006.

(5) Represents 4,455,422 shares of common stock. The business address for Mr. Trump is c/o Trump Management, Inc., 2611 West Second Street, Brooklyn, NY 11223.

(6) Represents: (i) options to purchase 1,500,000 shares of common stock from the Company exercisable until October 8, 2008 at $.20 per share; and (ii) options to purchase 1,500,000 shares of common stock from the Company exercisable until October 8, 2008 at $.30 per share.

(7) Represents: options to purchase 400,000 shares of common stock from the Company, exercisable until October 15, 2008 at $0.30 per share.

(8) Represents: (i) options to purchase 500,000 shares of common stock from the Company, exercisable until October 8, 2008 at $0.20 per share; (ii) options to purchase 500,000 shares of common stock from the Company, exercisable until October 8, 2008 at $0.30 per share; (iii) options to purchase 50,000 shares of common stock of the Company at $0.76 per share exercisable until June 2, 2010;
(iv) options to purchase 100,000 shares of common stock of the Company at $0.15 per share exercisable until March 15, 2008; (v) options to purchase 175,000 shares of common stock of the Company at $0.26 per share exercisable until October 1, 2008; and (vi) 31,100 shares of common stock.

(9) Represents: (i) 113,100 shares of common stock; (ii) warrants to purchase 50,000 shares of common stock from the Company, exercisable until September 16, 2006 at $1.00 per share; (iii) warrants to purchase 150,000 shares of common stock from the Company, exercisable until November 30, 2004 at $0.50 per share;
(iv) options to purchase 200,000 shares of common stock from the Company, exercisable until March 25, 2008 at $0.15 per share; and (v) options to purchase 400,000 shares of common stock from the Company, exercisable until October 15, 2008 at $.30 per share.

(10) Ms. Verrill was appointed Chief Financial Officer of the Company as of April 26, 2004. Represents shares of common stock.

PROPOSAL 2: INDEPENDENT ACCOUNTANTS

      The Board of Directors has selected Goldstein and Morris, Certified Public Accountants, PC, as the Company's independent auditors for the Fiscal Year ending December 31, 2004. Representative of Goldstein and Morris, Certified Public Accountants, PC, are expected to be present at the Annual Meeting.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      Goldstein and Morris Certified Public Accountants is the independent accounting firm that audited the Company's financial statements for the years ended December 31, 2003 and 2002. As indicated in the Report of Audit Committee, Goldstein and Morris were first engaged in February 2004. Goldstein and Morris performed no services for the Company during calendar 2003, but performed its audit and review services for 2003 and 2002 during calendar 2004. The aggregate fees billed to date during 2004 for each of the following categories of services are set forth below:

            Audit fees                           $171,500.00
            Audit-related fees                   $    --
            Tax fees                             $    --
            All other fees                       $    --

      "Audit fees" include fees for the audits of the Company's annual financial statements for 2003 and 2002 and the quarterly review of the statements for the quarter ended September 30, 2003, as well as fees for consultation regarding accounting issues and their impact on or presentation in the Company's financial statements. "Audit-related services" consists primarily of the review of registration statements and the issuance of related consents. "Tax fees" include tax planning and the preparation of the Company's tax returns. Goldstein and Morris do not provide any tax or financial information systems design or implementation services to the Company.

      The following table summarizes fees billed for services for 2003 and 2002 by Goldstein Golub Kessler LLP, and Grant Thornton LLP the Company's former auditors, for each of the following categories of service:

          ----------------------------------------------------------------------
                                            2003                          2002
                                            ----                          ----
          ----------------------------------------------------------------------
            Audit fees                    $43,500                       $106,450
          ----------------------------------------------------------------------
            Audit-related fees            $  --                         $   --
          ----------------------------------------------------------------------
            Tax fees                      $  --                         $ 14,650
          ----------------------------------------------------------------------
            All other fees                $  --                         $   --
          ----------------------------------------------------------------------

      "Audit fees" include fees for the audit of the Company's annual financial statements for 2002 and the quarterly reviews of the statements for calendar 2002 and through September 30, 2003, as well as fees for consultation regarding accounting issues and their impact on or presentation in the Company's financial statements. "Audit-related services" consists primarily of the review of registration statements and the issuance of related consents. "Tax fees" include tax planning and the preparation of the Company's tax returns. Neither Goldstein Golub Kessler nor Grant Thornton provided any financial information systems design or implementation services to the Company.

PROPOSAL 3: 2004 STOCK INCENTIVE PLAN

      The Board of Directors has adopted as of February 20, 2004 the 2004 Stock Incentive Plan (the "Stock Incentive Plan" or the "Plan") and seeks shareholder ratification of the Plan. While previously granted options under the Company's 2001 Stock Incentive Plan will remain in effect in accordance with the terms of the individual options, the Stock Incentive Plan replaces the Company's 2001 Plan for future grants. The purposes of the Stock Incentive Plan are to enable the Company to attract, retain and reward employees by offering employees an equity interest in the Company, to enable the Company to offer equity incentives to employees of entities which the Company may acquire, and to enable the Company to pay part of the compensation of its outside directors or consultants in options to purchase common stock.

PRINCIPAL PROVISIONS OF THE STOCK INCENTIVE PLAN

      The following summary of the Stock Incentive Plan, as adopted by the Board of Directors, is qualified by reference to the full text of the Stock Incentive Plan, which is available for review at the Company's offices. The Stock Incentive Plan is capitalized with 5,000,000 shares with 2,142,000 options to date having been granted to employees in accordance with the terms of the Plan.

GENERAL PROVISIONS

      The Stock Incentive Plan authorizes the granting of awards to employees (including officers) of the Company and certain related companies in the form of any combination of (1) options to purchase shares of common stock, (2) stock appreciation rights ("SARs"), (3) shares of restricted common stock ("restricted stock"), (4) shares of deferred common stock ("deferred stock"), (5) bonus stock, and (6) tax-offset payments with respect to any of such awards. The Stock Incentive Plan also authorizes the granting of awards to directors who are not employees or officers of the Company ("Outside Directors") to purchase shares of common stock and related limited SARs and tax-offset payments.

      Administration - The Stock Incentive Plan is administered by a committee of the Company's Board of Directors, which consists of at least two Outside Directors. The Committee has authority to interpret the Stock Incentive Plan, adopt administrative regulations, and determine and amend the terms of awards to employees. The Board of Directors has similar authority with respect to Outside Directors (although the Stock Incentive Plan may also provide for certain automatic grants to Outside Directors).

      Eligibility - The Committee may make awards under the Stock Incentive Plan to employees (including officers) of the Company or of any entity in which the Company owns at least a 20% interest. All employees (currently numbering approximately 130 full time employees) and Outside Directors (currently numbering 2) are eligible to receive awards under the Stock Incentive Plan.

      Limitations on Awards - The aggregate number of shares of common stock which may be issued under the Stock Incentive Plan is 5,000,000. Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a SAR for cash or for the settlement of any other award in cash will not count against this share limit. Shares subject to lapsed, forfeited or canceled awards, including options canceled upon the exercise of tandem SARs for cash, will not count against this limit and can be regranted under the Stock Incentive Plan. If the exercise price of an option is paid in common stock or if shares are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares also will not count against the above limit. No recipient may be granted stock options, SARs, restricted stock, deferred stock, or bonus stock under the Stock Incentive Plan with respect to more than 1,500,000 shares of common stock in any fiscal year. No employee or Outside Director may be granted tax-offset payments with respect to more than the number of shares of common stock covered by awards held by such employee. The Stock Incentive Plan does not limit awards which may be made under other plans of the Company.

AWARDS

      The Stock Incentive Plan authorizes the Committee (or, with respect to awards to Outside Directors, the Board) to grant the following types of awards:

      1. Stock Options. The Committee (or, with respect to awards to Outside Directors, the Board) is authorized to grant incentive stock options ("ISOs") and non-qualified stock options to purchase such number of shares of common stock as the Committee (or, with respect to awards to Outside Directors, the Board) determines. An option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee (or, with respect to awards to Outside Directors, the Board) determines, and at an exercise price determined by the Committee, which may be less than the fair market value of the common stock at the date of grant of the option. The Committee (or, with respect to awards to Outside Directors, the Board) has authority to waive any vesting conditions it may have imposed.

      2. Stock Appreciation Rights. Upon exercise of a SAR the holder is entitled to receive, for each share with respect to which the SAR is exercised, an amount (the "appreciation") equal to the excess of the fair market value of a share of common stock on the exercise date over the "base amount" determined by the Committee. The appreciation is payable in cash, common stock, or a combination of both, as determined by the Committee. The Committee (or, with respect to awards to Outside Directors, the Board) may grant a SAR which can only be exercised within the 60-day period following a Change of Control (as such term is defined in the Stock Incentive Plan and summarized below). The Committee (or, with respect to awards to Outside Directors, the Board) may also provide that in the event of a Change of Control, the amount to be paid by the Company upon the exercise of the SAR will be based on the Change of Control Price (as defined in the Stock Incentive Plan and summarized below). Such a SAR is sometimes referred to as a limited SAR.

      3. Restricted Stock. The Committee is authorized to award restricted stock subject to such terms and conditions as the Committee may determine in its sole discretion. The Committee has authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which (or conditions under which) the restricted stock will vest. The Committee has authority to waive any vesting conditions it may have imposed. The Committee also has authority to determine whether the employee will have the right to vote and/or receive dividends on shares of restricted stock, and whether the certificates for such shares will be held by the Company or delivered to the employee bearing legends to restrict their transfer.

      4. Deferred Stock. A deferred stock award is a commitment to deliver a specified number of shares of common stock (or their cash value) at a future date. The award may be made subject to vesting, based on future service or satisfaction of other conditions. The Committee has authority to waive any vesting conditions it may have imposed. During the deferral period set by the Committee, the employee may not sell, transfer, pledge or assign the deferred stock award.

      5. Bonus Stock. The Committee may award bonus stock subject to such terms and conditions as it may determine. Such awards may be conditioned upon attainment of specific performance goals or such other criteria as the Committee may determine, and the Committee may waive such conditions in its discretion.

      6. Tax-Offset Payments. The Committee (or, with respect to awards to Outside Directors, the Board) is authorized to provide for a tax-offset payment by the Company not in excess of the amount necessary to pay the federal, state, local, and other taxes payable with respect to any award and the receipt of the tax-offset payment, assuming the recipient is taxed at the maximum tax rate applicable to such income.

      7. Performance Awards. The Committee can designate any awards to employees under the Stock Incentive Plan as "Performance Awards." Awards so designated are to be granted and administered so as to qualify as "performance-based compensation" under Section 162(m) of the Code. The grant or vesting of a Performance Award will be subject to the achievement of performance objectives (the "Performance Objectives") established by the Committee.

      8. Deferral of Awards. The Committee may permit an employee to defer receipt of any award for a specified period or until a specified event.

PROVISIONS RELATING TO A CHANGE OF CONTROL

      As a general matter, upon the occurrence of a Change of Control, (1) all outstanding stock options, SARs, and limited SARs, including those held by Outside Directors, will become fully exercisable and vested, (2) all restrictions applicable to outstanding restricted stock and deferred stock awards under the Stock Incentive Plan will lapse, and such awards will be deemed fully vested, and (3) to the extent the cash payment of any award is based on the fair market value of stock, such fair market value will be the Change of Control Price. The Committee may provide exceptions from the above rule with respect to grants to employees and consultants.

      A "Change of Control" is deemed to occur on the date (1) any person or group (with certain exceptions) acquires beneficial ownership of securities representing 20% or more of the Company's total voting power, (2) individuals who constitute the "Incumbent Directors" (as defined in the Stock Incentive
Plan) fail to constitute at least two-thirds of the Board of Directors, (3) a merger or consolidation becomes effective unless the transaction is approved by the Board of Directors, a majority of the members of which were in place prior to the transaction or, following such transaction, (a) the beneficial owners of the Company's common stock before the transaction own securities representing more than 50% of the total voting power of the company resulting from the transaction, and (b) at least a majority of members of the board of directors of the Company resulting from the transaction were members of the Company's Board of Directors immediately prior to the transaction, or (4) the shareholders of the Company approve a liquidation of the Company or a sale of substantially all of its assets.

      The Change of Control Price is the highest price per share of common stock paid in any open market transaction, or paid or offered to be paid in any transaction related to a Change of Control, during the 90-day period ending with the Change of Control, except that for a SAR granted in tandem with an ISO, such price is the highest price paid on the date the SAR is exercised.

OTHER PROVISIONS

      o Tax Withholding - The Stock Incentive Plan permits participants to satisfy all or a portion of their minimum statutory federal, state, local or other tax liability with respect to awards under the Stock Incentive Plan by delivering previously-owned shares held at least six months or by having the Company withhold from the shares otherwise deliverable to such participant shares having a value equal to the liability to be so satisfied.

      o Adjustments - In the event of specified changes in the Company's capital structure, the Committee will have the power to adjust the number and kind of shares or other property authorized by the Stock Incentive Plan (including any limitations on individual awards), and the number, option price and kinds of shares or other property covered by outstanding awards (including those held by Outside Directors), and to make such other adjustments in awards under the Stock Incentive Plan as it deems appropriate, provided that no such adjustment may increase the aggregate value of outstanding awards. In addition, if the Company is dissolved or liquidated, of if there is a reorganization, merger or consolidation where the Company is not the surviving corporation, or if the Company sells substantially all of its assets, the Board will have the power to provide that outstanding stock options shall be (i) cashed out, (ii) assumed by the surviving corporation, and/or (iii) exercised within ten (10) days of any such event.

      o Amendments - The Board of Directors may amend the Stock Incentive Plan without shareholder approval, unless such approval is required by law. Amendment or discontinuation of the Stock Incentive Plan cannot adversely affect any award previously granted without the holder's written consent.

      o The Committee may amend any grant under the Stock Incentive Plan, except that no award can be modified in a manner unfavorable to the holder without the written consent of the holder. In addition, the Committee may, without shareholder approval, cancel an option or other awards granted to a holder and grant a new option or award to the employee on more favorable terms and conditions than the canceled award. The Stock Incentive Plan shall continue in effect for an unlimited period, but may be terminated by the Board of Directors in its discretion at any time. No ISOs may be granted under the Stock Incentive Plan after February 19, 2014.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following is a general summary of certain federal income tax aspects of awards made under the Stock Incentive Plan, based upon the laws in effect on the date hereof.

      o Non-Qualified Stock Options - With respect to non-qualified stock options, (a) no income is recognized by the participant at the time the option is granted; (b) upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise; and (c) at disposition, any appreciation after the date of exercise is treated either as long-term or short-term capital gain, depending on whether the shares were held for more than one year by the participant.

      o Incentive Stock Options - No taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of his or her employment with the Company or one of its subsidiaries or within three months after termination (12 months after termination, in the event of permanent and total disability, or the term of the option, in the event of death). However, the exercise of an ISO may result in an alternative minimum tax liability to the participant.

      o Stock Appreciation Rights - No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally recognize as ordinary income in the


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

            year of exercise an amount equal to the amount of cash received plus the fair market value on the date of exercise of any shares received. If the participant receives common stock upon exercise of an SAR, rules similar to those described above under "Non-Qualified Stock Options" will apply with respect to the post-exercise appreciation.

      o Restricted Stock - A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock vests, less the consideration paid for the stock.

      o Deferred Stock - A participant receiving deferred stock generally will recognize ordinary income equal to the amount of cash received in settlement of the award or the fair market value on the settlement date of the stock distributed to the participant. The capital gain holding period for such stock will also commence on that date.

      o Dividends and Dividend Equivalents - Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant.

      o Bonus Stock - A participant receiving bonus stock generally will recognize ordinary income on the date of grant equal to the fair market value of the bonus stock on such date, less the amount paid for such stock.

      o Tax-Offset Payments - A participant receiving a cash tax-offset payment will recognize ordinary income on the date of payment.

      Company Deductions - As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee or Outside Director recognizes ordinary income from awards under the Stock Incentive Plan; to the extent such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer who was employed by the Company at year-end, unless the compensation qualifies as "performance-based" under Section 162(m) of the Code or certain other exceptions apply. In addition, the Company will not be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

      Rules of the Securities and Exchange Commission require that any proposal by a stockholder must be received by the Company for consideration at the 2004 Annual Meeting of Stockholders no later than January 3, 2005 if any such proposal is to be eligible for inclusion in the Company's Proxy/Information Statement materials for its 2004 Annual Meeting. Under such rules the Company is not required to include stockholder proposals in its Proxy/Information Statement materials unless certain other conditions specified in such rules are met.

OTHER MATTERS

      Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to herein.

VOTING PROCEDURE

      Under Delaware law, each holder of record is entitled to vote the number of shares owned by the shareholder for any agenda item. There are no cumulative voting rights for the shareholders of the Company.


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

OTHER INFORMATION

      The Company does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the meeting or other matters incident to the conduct of the meeting.

      There are no matters on the agenda that involve rights of appraisal of a stockholder. The Company incorporates by reference all items and matters contained in its Form 10-K for the Fiscal Year ended December 31, 2003 as filed with the Securities and Exchange Commission in addition to its Form 10-Qs and Form 8-K Reports as filed with the Commission.

                                             By order of the Board of Directors,

                                             /s/ James F. Brooks
                                             -----------------------
                                             James F. Brooks
                                             Chief Executive Officer

Dated: Rochester, New Hampshire
       May  25, 2004


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

Annex A

                            BRANDPARTNERS GROUP INC.
                        PROPOSED AUDIT COMMITTEE CHARTER

INTRODUCTION

The Audit Committee of the Board of Directors of BrandPartners Group (the "Company") assists the Board of Directors in fulfilling its oversight responsibilities relating to the integrity of the financial statements, compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the independent auditor, and such other duties as directed by the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to prepare the Company's financial statements or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

STRUCTURE AND ORGANIZATION

      1. The committee will be composed solely of directors who have the necessary experience and are independent of the management of the company and are free of any relationship that may interfere with their exercise of independent judgment as a committee member, all in accordance with the Securities Exchange Act of 1934, as amended, (the "Exchange Act") of the United States Securities and Exchange Commission ("SEC) and applicable stock exchange requirements.

      2. The committee will consist of at least two members of the Board of Directors. Committee members and the committee chair serve at the pleasure of the Board of Directors. All members must be or become financially literate, at least one member must have accounting or related financial management expertise sufficient to be financially sophisticated as required by the applicable stock exchange rules, and, if required by the Board of Directors, at least one member must be an "audit committee financial expert" as defined by SEC rules.

      3. A committee member invited to sit on another public company's audit committee must notify the committee. The committee must determine whether or not the committee member's service on another company's audit committee impairs the directors' ability to serve on the Company's audit committee.

      4. The committee will meet at least four times a year, on a quarterly basis, or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. Meetings may be in person or by video or telephone conference if necessary. Special meetings may be called by the Company's Executive Chairman or by any member of the committee. A majority of the members shall constitute a quorum.

      5. The committee is expected to maintain free and open communication with management and the independent auditor.

      6. The committee has the authority to investigate any matter brought to its attention and to retain independent legal, accounting or other advisors for this purpose or any other purpose if determined appropriate, in its sole judgment. The Company will provide funding for that purpose as determined by the committee.

The committee's responsibilities include:

GENERAL RESPONSIBILITIES

      1. Meet at least quarterly with the independent auditor and management in separate sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee. Provide sufficient opportunity for the independent auditor to meet with others in the Company as appropriate.

      2. Prepare and submit the minutes of all committee meetings and regularly report to the Board of Directors on committee matters.


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

      3. Review and reassess the adequacy of this Charter annually and propose to the Board of Directors any changes to the Charter.

      4. Set policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the company.

      5. Prepare a report of the committee in accordance with SEC requirements to be included in the Company's annual proxy statement.

RESPONSIBILITIES RELATED TO THE INDEPENDENT AUDITOR

      1. Appoint and retain and, where appropriate, terminate the independent auditor. Approve the compensation of the independent auditor, and evaluate the performance of the independent auditor. The independent auditor shall report directly to the committee. The committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and such firm regarding financial reporting.)

      2. Review with the independent auditor and management the audit plan of the independent auditor for the current year and the following year.

      3. Establish a policy with respect to the evaluation and approval of audit and permitted non-audit services and related fees to be performed by the independent auditor in accordance with the applicable laws and requirements of the applicable stock exchange.

      4. On an annual basis, discuss and consider the independent auditor's written affirmation that the auditor is in fact independent. Obtain a formal written statement from the independent auditor delineating all relationships between the Company and the independent auditor, actively engage in dialogue regarding disclosed relationships or services which may impact the objectivity and independence of the independent auditor, and take or recommend that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence. The committee will evaluate the qualifications, performance and independence of the independent auditor and present its conclusions to the Board of Directors.

      5. At the committee's discretion, arrange for the independent auditor to be available to the full Board of Directors to help provide a basis for the Board of Directors' approval of the independent auditor's appointment.

      6. Review with the independent auditor the matters relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

RESPONSIBILITIES FOR OVERSIGHT OF THE QUALITY AND INTEGRITY OF ACCOUNTING, AUDITING AND REPORTING PRACTICES OF THE COMPANY

      1. Review and discuss with management and the independent auditor prior to filing with the SEC in periodic reports the annual and quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations". The committee should meet and discuss each quarterly earnings announcement, as well as financial information and earnings guidance provided to analysts, with management (and the independent auditor, if desired) prior to release. The discussion may be done generally, and may include the types of information to be disclosed and the types of presentations to be made. These discussions should cover the quality (not just the acceptability) of the financial reporting, and such other matters as the committee deems appropriate.

      2. Review with management and the independent auditor critical accounting policies, significant financial reporting issues and judgments made in connection with the preparation of the company's financial statements, including any significant changes in the company's selection or application of accounting principles.

      3. As necessary, discuss with management any significant financial risk exposure and the steps management has taken to monitor and control such exposures, including the company's risk assessment and risk management policies.

      4. Review with management and the independent auditor the adequacy and effectiveness of the company's disclosure controls and procedures, internal controls for financial reporting and computerized information systems controls.

PERIODIC RESPONSIBILITIES

      1. Review with management any legal and regulatory matters that may have a material impact on the company's financial statements, compliance policies and compliance programs.

      2. Oversee the Company's Corporate Compliance Program and periodically review and suggest to management any necessary improvements in the program. Establish procedures within the Corporate Compliance Program for the (i) receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (ii) confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      3. Act as the Company's Qualified Legal Compliance Committee ("QLCC") for purposes of internal and external attorney reporting under Section 307 of the Sarbanes-Oxley Act of 2002. Establish a procedure for confidential receipt, retention and consideration of any attorney report to the QLCC.

      4. Review and approve transactions with the Company involving management and/or members of the Board of Directors and other related party transactions which are not otherwise subject to the approval of the Compensation Committee and would require disclosure under SEC or applicable stock exchange rules.

      5. Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

      6. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      7. Annually assess the committee's performance.

      8. Perform such other functions assigned by law, applicable stock exchange requirements, the Company's charter or bylaws or the Board of Directors.


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